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                     SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C. 20549

                              ----------------


                                  FORM 8-K

                               CURRENT REPORT



                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) October 29, 1996
                                                 ----------------

                                CD RADIO INC.
                ---------------------------------------------
             (Exact Name of Registrant as Specified in Charter)


                                  Delaware
                ---------------------------------------------
               (State or Other Jurisdiction of Incorporation)



          0-24710                                     52-1700207
      -----------------                            --------------------------
    (Commission File Number)                 (IRS Employer Identification No.)


Sixth Floor, 1001 22nd Street, N.W.
Washington, D.C.                                                        20037
-----------------------------------                                    --------
(Address of Principal Executive Offices)                              (Zip Code)

Registrant's telephone number, including area code (202) 296-6192
                                                   --------------



                        --------------------------------
          (Former Name or Former Address, if Changed Since Last Report)





                               Page 1 of 5 Pages
                            Exhibit Index on Page 4





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ITEM 5.  OTHER EVENTS

         The press release attached hereto as Exhibit 99 is incorporated herein by this reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)      Exhibits

99.      Press Release dated October 29, 1996





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   CD RADIO INC.


Date     October 29, 1996          By /s/ Lawrence F. Gilberti
                                      ------------------------------
                                      Lawrence F. Gilberti
                                      Secretary and Director





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                                 Exhibit Index
                                 -------------


Exhibit
Number          Exhibit                                                  Page
------          -------                                                  ----
  99            Press Release dated October 29, 1996                       5





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